UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                 Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

Palantir Technologies Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒ No fee required.

☐ Fee paid previously with preliminary materials

☐ Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!
PALANTIR TECHNOLOGIES INC.
Special Meeting
Vote by December 21, 2022 11:59 p.m. Eastern Time
PALANTIR
PALANTIR TECHNOLOGIES INC. 1200 17th STREET, FLOOR 15 DENVER, CO 80202
D92458-S53713
You invested in PALANTIR TECHNOLOGIES INC. and it’s time to vote!
You have the right to vote on the proposal being presented at the Special Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on December 22, 2022.
Get informed before you vote View the Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to December 8, 2022. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com
Control #
Smartphone users
Point your camera here and vote without entering a control number
Vote Virtually at the Meeting*
December 22, 2022 8:00 a.m., Mountain Time
Virtually at: www.virtualshareholdermeeting.com/PLTR2022SM
*Please check the meeting materials for any special requirements for meeting attendance.V1.1

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposal being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to view the proxy materials online and vote these important matters.
Voting Items Board Recommends
1. Amendment and restatement of Palantir’s certificate of incorporation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
D92459-S53713